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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):  January 24, 1994

                         LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


               1-9466                                13-3216325
      (Commission File Number)        (IRS Employer Identification No.)

      Three World Financial Center
      New York, New York                         10285
      (Address of principal                      (Zip Code)
      executive offices)

                    Registrant's telephone number, including
                           area code: (212) 298-2000

                    ________________________________________
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ITEM 5.       OTHER EVENTS.



FOURTH QUARTER AND YEAR-TO-DATE 1993 EARNINGS

       Filed herewith are the preliminary and unaudited Consolidated Statements of Operations of Lehman Brothers Holdings Inc. ("the Company"), for the quarter and year ended December 31, 1993, which Consolidated Statements of Operations will be superseded by information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1993. All adjustments which are, in the opinion of management, necessary for a fair presentation of the Consolidated Statements of Operations for the periods presented have been included. Certain amounts for fourth quarter and year-to-date 1992 reflect reclassifications to conform to the current periods' presentation. In addition, filed herewith are unaudited pro forma Consolidated Statements of Operations for the years ended December 31, 1993 and 1992, respectively, which reflect, among other things, the elimination of revenues and expenses of certain of the Company's retail and asset management businesses, as well as certain other assets related to such businesses (the "SLBD Results of Operations"), the loss on the sale of such businesses and the sale of a non-core business. The presentation herein of historical information for 1993 (the "Current Presentation") differs from the presentations set forth in the Reports on Form 10-Q for the first, second and third quarters of 1993, which presentations reflect SLBD Results of Operations, the loss on the sale of such businesses and reserves for certain non-core businesses in one line item called "Retail/Asset Management." In the Current Presentation, SLBD Results of Operations are included in all applicable line items through July 31, 1993 (the date of the closing of the sale of the Company's retail and asset management businesses).

LEHMAN BROTHERS HOLDINGS INC. TO BECOME INDEPENDENT CORPORATION

        On January 24, 1994, American Express Company ("American Express") announced plans to issue a special dividend to its common shareholders. Such special dividend will consist of the common shares of the Company which American Express owns immediately preceding such dividend, including common stock which it receives in exchange for the Company's $250 million Money Market Cumulative Preferred(sm) Stock. Prior to the issuance of such dividend, the Company's equity capital will increase by $1.25 billion, bringing its equity capital to approximately $3.3 billion. The additional equity will be the result of the purchase of i) $160 million of newly-issued Company common stock by the Company's employees, approximately $60 million of which would come from an employee ownership plan that was established in 1993; and ii) $200 million of newly-issued Company preferred stock and $890 million of newly-issued Company common stock, each by American Express.

       In addition, American Express' plan to spin-off the Company provides that American Express would receive 50% of any of the Company's net income in excess of $400 million per year, with a cap of $50 million per year, for each of the next eight years. Such plan also provides for American Express to receive certain contingent revenue and earnings related





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participations due to the Company from Travelers Corporation for a period of three and five years, respectively, in connection with the sale last year of the Company's retail and asset management businesses.

       Final terms of the proposed transaction, which is subject to certain conditions, have not yet been determined. The completion of the proposed transaction, which is expected to occur during the second quarter of 1994, would result in the Company emerging as an independent publicly owned corporation.

       Filed herewith is certain unaudited pro forma financial information which reflects, as stated above, the effects of the sales of certain businesses on such financial information, and is also presented in order to reflect the estimated effects of the proposed transaction.





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ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS

       (b)    Pro Forma Financial Information:

                         LEHMAN BROTHERS HOLDINGS INC.
                        PRO FORMA FINANCIAL INFORMATION

       The unaudited pro forma financial information set forth in Exhibits 99.3, 99.4 and 99.5 is presented in order to illustrate the estimated effects of the proposed capital infusion by American Express and related actions (the "Current Transaction"), as well as the elimination of the SLBD Results of Operations, the loss on the sale of certain of the Company's retail and asset management businesses and the sale of a non-core business.

       The pro forma financial statements for the Company assume for statement of operations purposes that the Primerica Transaction (as hereinafter defined), the sale of Shearson Lehman Hutton Mortgage Corporation (the "SLHMC Transaction") and the Current Transaction were consummated as of the first day of the period reported and assume for balance sheet purposes that such Transactions were consummated on the last day of the period reported.

       The pro forma financial information is presented for comparative purposes only and is not necessarily indicative of the Company's results of operations or financial position in the future or of what the Company's results of operations or financial position would have been had the Primerica Transaction, the SLHMC Transaction and the Current Transaction been consummated on or as of the dates referred to in the immediately preceding paragraph. The pro forma financial information should be read in conjunction with the consolidated financial statements of the Company and the notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1992.

       (c)    Exhibits

              The following Exhibits are filed as a part of this Report.


                     99.1   Consolidated Statement of Operations
                            (Three Months Ended December 31, 1993)
                            (Preliminary and Unaudited)

                     99.2   Consolidated Statement of Operations
                            (Year Ended December 31, 1993)
                            (Preliminary and Unaudited)





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                     99.3   Historical and Pro Forma
                            Consolidated Balance Sheets
                            (At December 31, 1993)
                            (Unaudited)

                     99.4   Historical and Pro Forma Consolidated
                            Statements of Operations
                            (Year Ended December 31, 1993)
                            (Unaudited)

                     99.5   Historical and Pro Forma Consolidated
                            Statements of Operations
                            (Year Ended December 31, 1992)
                            (Unaudited)


       The Exhibit Index to this Report is incorporated herein by reference.





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                                   SIGNATURE



       Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  LEHMAN BROTHERS HOLDINGS INC.




                                                  BY:   /S/ ROBERT MATZA
                                                      -------------------------
                                                        ROBERT MATZA
                                                        CHIEF FINANCIAL OFFICER



DATE:  FEBRUARY 24, 1994





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                                 EXHIBIT INDEX


                 EXHIBIT NO.                              EXHIBIT
                 -----------                              -------
                 Exhibit 99.1                      Consolidated Statement of Operations
                                                   (Three Months Ended December 31, 1993)
                                                   (Preliminary and Unaudited)

                 Exhibit 99.2                      Consolidated Statement of Operations
                                                   (Year Ended December 31, 1993)
                                                   (Preliminary and Unaudited)

                 Exhibit 99.3                      Historical and Pro Forma
                                                   Consolidated Balance Sheets
                                                   (At December 31, 1993)
                                                   (Unaudited)

                 Exhibit 99.4                      Historical and Pro Forma
                                                   Consolidated Statements of Operations
                                                   (Year Ended December 31, 1993)
                                                   (Unaudited)

                 Exhibit 99.5                      Historical and Pro Forma
                                                   Consolidated Statements of Operations
                                                   (Year Ended December 31, 1992)
                                                   (Unaudited)





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